Medical Action

INDUSTRIES INC.

Right. From the Beginning.

This presentation contains forward-looking statements that involve risks and uncertainties regarding Medical Action’s operations and future results.  Please see the Company’s filings with the Securities and Exchange Commission, including, without limitation, the Company’s Form 10-K and Form 10-Qs, which identify specific factors that would cause actual results or events to differ materially from those described in the forward-looking statements.
Exhibit 99.1

Medical Action
INDUSTRIES INC.
Right. From the Beginning.

Leader in Medical Product
Manufacturing and Distribution
Leading global manufacturer & supplier of high-
quality disposable medical products
Market leadership positions in key product lines
30-year reputation for superior value, quality,
consistency & customer service
Seasoned management team & Board
Solid financials
Sound growth strategies

Medical Action Industries Inc.
Right. From the Beginning.

A Growth Industry
$336+ billion global medical device market
1
$90+ billion U.S. medical device market
2
$71 billion U.S. disposable medical products market
3
Drivers:
– Aging population with chronic conditions
– Technological advances
– Need for infection prevention
– Increased use of disposables
• Infection prevention
• Time management
• Cost controls
• Improve patient outcomes
(1)
2008 estimate by MX: Business Strategies for Medical Technology Executives
(2) 2006 estimate from International Trade Administration, U.S. Department of Commerce
(3) 2009 estimate from Freedonia Group Inc. published in medicaldevicelink.com

Clinical Care

- Custom Procedure Trays
- Minor Procedure Kits & Trays
- Operating Room Disposables & Sterilization Products
- Dressings & Surgical Sponges

Patient Care

- Patient Bedside Utensils
- Containment Systems for Medical Waste
- Laboratory Products

Medical Action Industries Inc.
Right. From the Beginning.

Key Business Segments

Medical Action
INDUSTRIES INC.
Right. From the Beginning.

Diverse Product Mix
as a percentage of proforma fiscal 2010 net sales of $426 million
Clinical
Care,
65%
Patient
Care, 35%
Minor
Procedure Kits
& Trays, 18%
Containment
Systems for
Medical Waste,
12%
OR Disposable
& Sterilization
Products, 13%
Dressings &
Surgical
Sponges, 3%
Patient
Bedside
Utensils, 16%
Laboratory
Products &
Other, 7%
Custom
Procedure
Trays, 31%

Medical Action

Medical Action
INDUSTRIES INC.
Right. From the Beginning.

Strong Manufacturing and National Distribution Capabilities Shanghai, China Clarksburg, West Virginia Arden, North Carolina Gallaway, Tennessee Brentwood, New York Toano, VA

Medical Action Industries

Strong price/value advantage
More nimble
Superior customer service
Consistent product quality
Strong customer loyalty, including strong relationships with hospital buying groups and integrated delivery networks

Larger Competitors

Higher cost structure/pricing
Less nimble
Average customer service
Mixed product quality

Smaller Competitors

Irrational pricing
Poor customer service
Inconsistent product quality
Limited customer loyalty

Medical Action Industries Inc.
Right. From the Beginning.

The Competitive Difference

Medical Action Industries Inc.
Right. From the Beginning.

Net Sales Performance in millions $0 $50 $100 $150 $200 $250 $300 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11 ‘97-’10 CAGR = 15.2%

Medical Action
INDUSTRIES INC.
Right. From the Beginning.

Net Income Performance in millions $0 $2 $4 $6 $8 $10 $12 $14 $16 $18 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11 ‘97-’10 CAGR = 24.5%

98
99
00
01
02
04
05
07
08
09
Q110
Q210
Q310
Q410

Medical Action Industries Inc.
Right. From the Beginning.

Stockholders’ Equity in millions $0 $20 $40 $60 $80 $100 $120 $140 $160 ‘97-’10 CAGR = 20.0%

Medical Action
INDUSTRIES INC.
Right. From the Beginning.

Balance Sheet Data &
Key Financial Statistics
dollars in millions, except book value
Q1FY2011
FY2010 FY2009 FY2008
Total Assets
$199.1
$200.8 $215.2 $199.0
Accounts Receivable, net
$18.3
$18.3 $21.5 $24.0
Inventories, net
$37.4 $34.9 $43.2 $33.5
Long-Term Debt
$3.1 $2.7 $53.1 $34.4
Current Ratio
1.7 1.6* 2.9* 1.6
Debt-to-Equity Ratio
0.11 0.13 0.49 0.41
Book Value per Share
$8.77 $8.73 $7.61 $7.23
*Reflects effect of term loan amortization modification as of 9/08
Sources: 2010 and 2009 Annual Reports on Form 10-K

Medical Action Industries Inc.
Right. From the Beginning.

Fiscal 2009-10 Accomplishments
Strengthened management/sales/marketing teams
through new hires, promotions and restructuring
Achieved record net income and reduced debt
Maintained consistent profit margins by effectively
managing raw material costs, improving
operational efficiencies, and significantly increasing
plant productivity
Enhanced Board with executive healthcare and
financial expertise
Strengthened collaborative relationships with key
hospital customers, and continued to forge
strategic alliances with IDN’s, Group Purchasing
Organizations, Distributors and Business Partners

Medical Action Industries Inc.
Right. From the Beginning.

Strategies for Future Growth
with increased focus on driving organic growth
Expand competitive price-value advantage &
barriers to entry
Continue to build relationships with existing &
new customers
Enter new markets through product line
innovation & expansion
Broaden infrastructure in sales, marketing,
finance, IT and manufacturing for business
expansion & greater efficiency
Continue focus on cost reductions
Mitigate impact of fluctuating resin prices
Make selective acquisitions to build or expand
core competencies

QuanTech, Inc.
Disposable Surgical Products
$2.25
Lawson Mardon
Medical Products, Inc.
Sterilization Products
Dayhill Corporation
Specialty Plastics
3M
Sterilization Packaging
Sage Products, Inc.
Sponge Counters
Acme United Corporation
Minor Procedure Kits & Trays
november
Medi-Flex
Hospital Products, Inc.
IV Start Kit/ Central Line Tray
$8.3
june
MD Industries
Specialty Plastics
$7.0
october
Maxxim Medical, Inc.
Containment of Medical Waste
$23.0
october
Medegen
Medical Products, LLC
Bedside Products
$100.0

Medical Action Industries Inc.
Right. From the Beginning.

Acquisition History
August ’94
$2.25M
October
’97
$2M
November’97
$<1M
January ’98
$<1M
March‘99
$8M
January ’96
$5M
October 2006
$100M
October 2002
$23M
June 2002
$7M
November 2001
$8.3M
August 2010
$136M
$136.0
August
Avid Medical, Inc.
Custom Procedure Trays

Medical Action Industries Inc.
Right. From the Beginning.

Acquisition of AVID Medical Inc.
Supplier of Custom Procedure Trays to acute care
facilities and surgi-centers
Annual revenue of approximately $136 million
dollars
Operates from a modern, efficient 175,000
square foot facility located in Toano, VA, outside
of Richmond
Was started in 1998 and presently has 1,000
customers throughout the United States
Estimated market size of Custom Procedure Trays
is $2 billion
Paid $62.5 million, proforma financial
information will be released later this month

Medical Action
INDUSTRIES INC.
Right. From the Beginning.

Acquisition of AVID Medical Inc.
A complimentary product line which will expand
our clinical care business segments
Well known as a provider of high quality products
with excellent customer relationships
Seasoned management team and sales force
Will widen our core competency as a leader in
single use disposable medical devices

Medical Action Industries Inc.
Right. From the Beginning.

Acquisition of AVID Medical Inc.
Michael Sahady, AVID’s founder will join our
Board
Richard Setian, AVID’s President and COO will
assume the role of Vice President of Sales and
Marketing of Medical Action
We have been working on Integration planning
prior to close and are executing on these plans
now
The combined sales force will be realigned and
introduced to the market on November 1

Medical Action
INDUSTRIES INC.
Right. From the Beginning.

Poised to drive growth
1     VP of Sales
6     Regional Directors
45   Sales Representatives
1     VP of Executive Healthcare
Services
5     AVP’s of Executive Healthcare
Services
1     VP of Marketing
4     Product Line Market Managers
Before Acquisition of
AVID Medical, Inc.
After Integration of
AVID Medical, Inc.
1      VP of Sales & Marketing
7      Regional Directors
70    Sales Representatives
45 clinical care
25 patient care
1      VP of Executive Healthcare
Services
5     AVP’s of Executive Healthcare
Services
1      VP of Marketing
4     Product Line Market Managers
1     Senior Director of Government
Accounts
Total - 91
Total - 63

Medical Action
INDUSTRIES INC.
Right. From the Beginning.

Medical Action Industries Inc.
a strong investment in a growth industry
Market leader differentiated from larger &
smaller competitors
Sound strategies based on organic growth &
acquisitions
Three-decade reputation for value, quality,
consistency & customer service
Solid financials
Effective management of short-term challenges
Seasoned management & enhanced Board
Industry poised for strong growth

Medical Action

INDUSTRIES INC.

Right. From the Beginning.